Schedule of Investments PIMCO High Income Fund	April 30, 2020 (Unaudited)

(AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF SHARES, CONTRACTS AND UNITS, IF ANY)
	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 133.3% ¤
LOAN PARTICIPATIONS AND ASSIGNMENTS 12.3%
Advanz Pharma Corp. 6.568% (LIBOR03M + 5.500%) due 09/06/2024 ~	$6,345	$5,563
Al Convoy (Luxembourg) SARL 4.635% - 4.650% (LIBOR03M + 3.500%) due 01/17/2027 ~	95	90
Alphabet Holding Co., Inc. 3.904% (LIBOR03M + 3.500%) due 09/26/2024 ~	98	88
Altice France S.A. 4.814% (LIBOR03M + 4.000%) due 08/14/2026 ~	394	368
Ancestry.com Operations, Inc. 4.660% (LIBOR03M + 4.250%) due 08/27/2026 ~	99	87
Arconic Corp. 3.240% (LIBOR03M + 2.750%) due 03/25/2027 «~	38	38
Banijay Entertainment U.S. Holdings TBD% due 03/04/2025 «	19	18
Diamond Resorts Corp. 4.750% (LIBOR03M + 3.750%) due 09/02/2023 ~	1,269	973
Dubai World (3.000% Cash and 1.750% PIK) 4.750% (LIBOR03M + 2.000%) due 09/30/2022 ~(d)	696	650
Elanco Animal Health, Inc. TBD% due 02/04/2027	161	156
Emerald TopCo, Inc. 3.904% - 4.260% (LIBOR03M + 3.500%) due 07/24/2026 ~	149	141
Envision Healthcare Corp. 4.154% (LIBOR03M + 3.750%) due 10/10/2025 ~	17,550	12,329
EyeCare Partners LLC
0.500% due 02/18/2027 µ	14	12
4.822% (LIBOR03M + 3.750%) due 02/05/2027 ~	59	50
Financial & Risk U.S. Holdings, Inc. 3.654% (LIBOR03M + 3.250%) due 10/01/2025 ~	926	908
Forbes Energy Services LLC (5.000% Cash and 11.000% PIK) 16.000% (LIBOR03M + 5.000%) due 04/13/2021 ~(d)	1,061	891
Froneri International PLC
2.654% (LIBOR03M + 2.250%) due 01/29/2027 ~	148	138
Frontier Communications Corp. 5.210% - 5.350% (LIBOR03M + 3.750%) due 06/15/2024 ~	877	859
Ingersoll Rand Co. Ltd. 2.154% (LIBOR03M + 1.750%) due 03/01/2027 ~	66	63
Innophos, Inc. 4.614% (LIBOR03M + 3.750%) due 02/04/2027 «~	28	27
IRB Holding Corp. 3.750% - 3.954% (LIBOR03M + 2.750%) due 02/05/2025 ~	1,280	1,124
Jefferies Finance LLC 3.688% (LIBOR03M + 3.250%) due 06/03/2026 ~	30	27
McDermott International, Inc.
0.500% - 10.647% (LIBOR03M + 9.000%) due 10/21/2020 ~	2,180	2,096
10.647% (LIBOR03M + 9.000%) due 10/21/2020 ~	2,057	1,978
Messer Industrie GmbH 3.950% (LIBOR03M + 2.500%) due 03/01/2026 ~	97	92
MH Sub LLC 4.822% (LIBOR03M + 3.750%) due 09/13/2024 ~	166	154
Nascar Holdings, Inc. 3.375% (LIBOR03M + 2.750%) due 10/19/2026 ~	95	89
NCI Building Systems, Inc. 4.579% (LIBOR03M + 3.750%) due 04/12/2025 ~	49	42
Neiman Marcus Group Ltd. LLC 7.500% (LIBOR03M + 6.000%) due 10/25/2023 ~	10,963	4,358
Neiman Marcus Group Ltd. LLC (7.000% Cash and 1.000% PIK) 8.000% (LIBOR03M + 5.500%) due 10/25/2023 ~(d)	12,749	4,823
Ortho-Clinical Diagnostics S.A. 4.266% (LIBOR03M + 3.250%) due 06/30/2025 ~	794	711
Pacific Gas & Electric Co. TBD% due 02/22/2049 ^«(e)	100	100
Parexel International Corp. 3.154% (LIBOR03M + 2.750%) due 09/27/2024 ~	88	81
PetSmart, Inc. 5.000% (LIBOR03M + 4.000%) due 03/11/2022 ~	260	253
PG&E Corp. TBD% due 04/16/2021 «	3,464	3,083
Playtika Holding Corp. 7.072% (LIBOR03M + 6.000%) due 12/10/2024 ~	5,161	5,122
PUG LLC 3.904% (LIBOR03M + 3.500%) due 02/12/2027 «~	44	37

Schedule of Investments PIMCO High Income Fund (Cont.)	April 30, 2020 (Unaudited)

Reynolds Consumer Products, Inc. 2.154% (LIBOR03M + 1.750%) due 02/04/2027 ~		100	97
Starfruit Finco BV 3.864% (LIBOR03M + 3.000%) due 10/01/2025 ~		274	250
Summer (BC) Holdco B SARL
6.906% (LIBOR03M + 5.000%) due 12/04/2026 «~		3,304	2,792
6.917% (LIBOR03M + 5.000%) due 12/04/2026 «~		828	700
Sunshine Luxembourg SARL 5.322% (LIBOR03M + 4.250%) due 10/01/2026 ~		272	250
Syniverse Holdings, Inc. 6.873% (LIBOR03M + 5.000%) due 03/09/2023 ~		8,437	5,982
U.S. Renal Care, Inc. 5.438% (LIBOR03M + 5.000%) due 06/26/2026 ~		588	560
Westmoreland Mining Holdings LLC 9.093% (LIBOR03M + 8.250%) due 03/15/2022 «~		1,746	1,729
Westmoreland Mining Holdings LLC (15.000% PIK) 15.000% due 03/15/2029 «(d)		5,986	3,891
Windstream Services LLC
7.500% (PRIME + 4.250%) due 02/17/2024 «~		6,000	3,735
8.250% (PRIME + 5.000%) due 03/29/2021 «~		10,567	6,657
Zayo Group Holdings, Inc. 3.404% (LIBOR03M + 3.000%) due 03/09/2027 ~		300	283
Total Loan Participations and Assignments (Cost $106,847)			75,495
CORPORATE BONDS & NOTES 49.0%
BANKING & FINANCE 20.1%
Ally Financial, Inc.
8.000% due 11/01/2031		4	5
8.000% due 11/01/2031 (m)		1,270	1,474
Ambac LSNI LLC 6.450% due 02/12/2023 •(m)		586	560
Ardonagh Midco PLC
8.375% due 07/15/2023	GBP	1,700	1,940
8.375% due 07/15/2023 (m)		14,318	16,340
Atlantic Marine Corps Communities LLC 5.383% due 02/15/2048 (m)		$4,396	4,124
Banco BTG Pactual S.A. 4.500% due 01/10/2025 (m)		200	188
Banco de Credito del Peru 4.650% due 09/17/2024	PEN	1,000	304
Barclays PLC 8.000% due 06/15/2024 •(i)(j)(m)		$600	599
Brookfield Finance, Inc.
3.900% due 01/25/2028		18	18
4.700% due 09/20/2047 (m)		204	207
CBL & Associates LP
4.600% due 10/15/2024 (m)		2,302	633
5.950% due 12/15/2026 (m)		3,568	966
Credit Agricole S.A. 7.875% due 01/23/2024 •(i)(j)(m)		250	267
Credit Suisse Group AG
7.250% due 09/12/2025 •(i)(j)(m)		200	200
7.500% due 07/17/2023 •(i)(j)(m)		400	404
Doctors Co. 6.500% due 10/15/2023 (m)		10,000	10,935
Emerald Bay S.A. 0.000% due 10/08/2020 (h)(m)	EUR	2,738	2,910
Equitable Holdings, Inc. 5.000% due 04/20/2048		$12	12
ESH Hospitality, Inc. 4.625% due 10/01/2027		77	70
Flagstar Bancorp, Inc. 6.125% due 07/15/2021 (m)		3,000	3,016
Fortress Transportation & Infrastructure Investors LLC 6.500% due 10/01/2025 (m)		510	422
GE Capital International Funding Co. Unlimited Co. 4.418% due 11/15/2035 (m)		200	209
General Shopping Finance Ltd. 10.000% due 05/29/2020 (i)(m)		5,300	3,008
Growthpoint Properties International Pty. Ltd. 5.872% due 05/02/2023		200	190
GSPA Monetization Trust 6.422% due 10/09/2029		5,393	5,325
Hampton Roads PPV LLC 6.621% due 06/15/2053		19,754	19,910
HSBC Bank PLC 6.330% due 05/18/2023		8,300	7,751
HSBC Holdings PLC
5.875% due 09/28/2026 •(i)(j)(m)	GBP	600	739
6.500% due 03/23/2028 •(i)(j)		$300	298
Hunt Cos., Inc. 6.250% due 02/15/2026		36	31

Schedule of Investments PIMCO High Income Fund (Cont.)	April 30, 2020 (Unaudited)

ING Groep NV 5.750% due 11/16/2026 •(i)(j)		500	482
Kennedy-Wilson, Inc. 5.875% due 04/01/2024		96	92
Ladder Capital Finance Holdings LLLP 4.250% due 02/01/2027		46	32
LoanCore Capital Markets LLC 6.875% due 06/01/2020 (m)		7,000	6,731
Midwest Family Housing LLC 6.631% due 01/01/2051		4,845	4,776
Navient Corp. 5.625% due 08/01/2033 (m)		8,064	6,135
Newmark Group, Inc. 6.125% due 11/15/2023		40	37
Oppenheimer Holdings, Inc. 6.750% due 07/01/2022		51	50
Societe Generale S.A.
6.750% due 04/06/2028 •(i)(j)(m)		200	188
7.375% due 10/04/2023 •(i)(j)(m)		900	845
TP ICAP PLC 5.250% due 01/26/2024 (m)	GBP	4,190	5,563
UniCredit SpA 7.830% due 12/04/2023 (m)		$3,300	3,628
Unique Pub Finance Co. PLC 5.659% due 06/30/2027	GBP	219	305
Uniti Group LP 7.875% due 02/15/2025		$6,807	6,594
Voyager Aviation Holdings LLC 8.500% due 08/15/2021 (m)		6,055	5,009
			123,522
INDUSTRIALS 22.0%
Aker BP ASA 3.750% due 01/15/2030		150	127
Albertsons Cos., Inc.
3.500% due 02/15/2023		25	25
4.625% due 01/15/2027		13	13
4.875% due 02/15/2030		24	24
Altice Financing S.A. 2.250% due 01/15/2025	EUR	200	206
Arconic Corp. 6.125% due 02/15/2028		$38	36
Associated Materials LLC 9.000% due 01/01/2024 (m)		1,102	953
Avon International Capital PLC 6.500% due 08/15/2022		34	32
Baffinland Iron Mines Corp. 8.750% due 07/15/2026 (m)		7,200	6,370
Bioceanico Sovereign Certificate Ltd. 0.000% due 06/05/2034 (h)		150	96
Boeing Co.
4.508% due 05/01/2023 (c)		534	534
4.875% due 05/01/2025 (c)		534	534
5.040% due 05/01/2027 (c)		428	428
5.150% due 05/01/2030 (c)		534	534
5.705% due 05/01/2040 (c)		890	890
5.805% due 05/01/2050 (c)		668	668
5.930% due 05/01/2060 (c)		890	890
Bombardier, Inc.
6.000% due 10/15/2022		36	27
6.125% due 01/15/2023		20	14
7.500% due 03/15/2025 (m)		2,450	1,600
7.875% due 04/15/2027 (m)		3,552	2,322
CCO Holdings LLC
4.500% due 08/15/2030 (m)		207	209
4.750% due 03/01/2030 (m)		220	225
Centene Corp. 3.375% due 02/15/2030 (m)		188	190
Citrix Systems, Inc. 3.300% due 03/01/2030		94	95
Community Health Systems, Inc. 8.625% due 01/15/2024 (m)		1,825	1,791
Connect Finco SARL 6.750% due 10/01/2026		80	77
Dell International LLC 6.020% due 06/15/2026 (m)		3,572	3,871
DriveTime Automotive Group, Inc. 8.000% due 06/01/2021 (m)		11,130	10,014
Eldorado Resorts, Inc. 6.000% due 09/15/2026 (m)		3,000	3,028
Energy Transfer Operating LP
2.900% due 05/15/2025		48	45
3.750% due 05/15/2030		105	96
5.000% due 05/15/2050		96	86

Schedule of Investments PIMCO High Income Fund (Cont.)	April 30, 2020 (Unaudited)

Envision Healthcare Corp. 8.750% due 10/15/2026		3,318	1,126
Exela Intermediate LLC 10.000% due 07/15/2023		172	33
Ferroglobe PLC 9.375% due 03/01/2022 (m)		2,750	1,037
First Quantum Minerals Ltd.
6.500% due 03/01/2024 (m)		2,240	1,986
6.875% due 03/01/2026 (m)		1,548	1,365
Flex Ltd. 4.875% due 06/15/2029		22	22
Ford Motor Co. 7.700% due 05/15/2097 (m)		15,515	13,576
Fresh Market, Inc. 9.750% due 05/01/2023 (m)		9,300	5,859
Frontier Finance PLC 8.000% due 03/23/2022	GBP	6,600	8,584
Full House Resorts, Inc.
8.575% due 01/31/2024		$491	474
9.738% due 02/02/2024		42	41
General Electric Co.
5.875% due 01/14/2038		46	52
6.150% due 08/07/2037		53	63
6.875% due 01/10/2039		13	16
General Shopping Investments Ltd. 12.000% due 03/20/2022 ^(e)(i)		2,500	563
Griffon Corp. 5.750% due 03/01/2028		28	27
HCA, Inc.
3.500% due 09/01/2030		108	103
7.500% due 11/15/2095 (m)		3,462	3,838
IHO Verwaltungs GmbH (3.625% Cash or 4.375% PIK) 3.625% due 05/15/2025 (d)	EUR	300	296
IHO Verwaltungs GmbH (3.875% Cash or 4.625% PIK) 3.875% due 05/15/2027 (d)		200	197
IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK) 6.000% due 05/15/2027 (d)(m)		$625	536
IHO Verwaltungs GmbH (6.375% Cash or 7.125% PIK) 6.375% due 05/15/2029 (d)(m)		461	404
Innophos Holdings, Inc. 9.375% due 02/15/2028		151	146
Intelsat Connect Finance S.A. 9.500% due 02/15/2023 ^(e)		23	5
Intelsat Jackson Holdings S.A.
5.500% due 08/01/2023 ^(e)(m)		2,300	1,261
8.000% due 02/15/2024		17	18
8.500% due 10/15/2024 ^(e)		5,744	3,361
9.750% due 07/15/2025 ^(e)		4,215	2,467
Intelsat Luxembourg S.A. 8.125% due 06/01/2023 ^(e)		15,504	1,357
Laredo Petroleum, Inc.
9.500% due 01/15/2025		26	11
10.125% due 01/15/2028		24	10
LifePoint Health, Inc. 4.375% due 02/15/2027		10	9
Mallinckrodt International Finance S.A. 5.500% due 04/15/2025		108	28
Mattel, Inc. 5.875% due 12/15/2027		17	17
Micron Technology, Inc. 5.327% due 02/06/2029 (m)		216	248
NCL Corp. Ltd. 3.625% due 12/15/2024		94	61
Netflix, Inc.
3.625% due 06/15/2030	EUR	200	222
4.625% due 05/15/2029		300	355
4.875% due 06/15/2030 (m)		$200	215
New Albertson's LP 6.570% due 02/23/2028 (m)		4,021	3,909
Noble Holding International Ltd. 7.875% due 02/01/2026		308	70
Odebrecht Oil & Gas Finance Ltd. 0.000% due 05/29/2020 (h)(i)		3,371	37
Ortho-Clinical Diagnostics, Inc.
6.625% due 05/15/2022 (m)		113	103
7.250% due 02/01/2028		132	119
Pacific Drilling SA 8.375% due 10/01/2023 (m)		5,170	1,170
Pan American Energy LLC 26.659% (BADLARPP) due 11/20/2020 ~	ARS	36,320	307
Par Pharmaceutical, Inc. 7.500% due 04/01/2027		$147	150
Petroleos Mexicanos
2.750% due 04/21/2027	EUR	1,700	1,347
5.950% due 01/28/2031 (m)		$238	174
6.490% due 01/23/2027		100	82

Schedule of Investments PIMCO High Income Fund (Cont.)	April 30, 2020 (Unaudited)

6.500% due 03/13/2027 (m)		270	220
6.500% due 01/23/2029 (m)		2,300	1,802
6.750% due 09/21/2047		70	49
6.840% due 01/23/2030 (m)		300	236
6.950% due 01/28/2060 (m)		2,424	1,715
7.690% due 01/23/2050		150	111
Petronas Capital Ltd.
3.500% due 04/21/2030		400	419
4.550% due 04/21/2050		200	218
4.800% due 04/21/2060		200	232
Platin 1426 GmbH 6.875% due 06/15/2023 (m)	EUR	600	565
Prime Security Services Borrower LLC 6.250% due 01/15/2028		$100	90
PTC, Inc.
3.625% due 02/15/2025		38	38
4.000% due 02/15/2028		19	19
QVC, Inc. 5.950% due 03/15/2043 (m)		3,296	2,493
Radiate Holdco LLC 6.875% due 02/15/2023		5	5
Radiology Partners, Inc. 9.250% due 02/01/2028		72	69
Refinitiv U.S. Holdings, Inc. 4.500% due 05/15/2026 (m)	EUR	300	344
Russian Railways via RZD Capital PLC 7.487% due 03/25/2031 (m)	GBP	13,100	21,197
Sands China Ltd. 5.400% due 08/08/2028 (m)		$1,802	1,895
Sensata Technologies, Inc. 4.375% due 02/15/2030		40	39
Spanish Broadcasting System, Inc.
12.500% due 04/15/2049 ^(e)		3,284	3,409
12.500% due 04/15/2049 ^		549	570
Syngenta Finance NV 5.182% due 04/24/2028 (m)		200	203
TEGNA, Inc. 4.625% due 03/15/2028 (m)		230	207
Teva Pharmaceutical Finance BV 3.650% due 11/10/2021		73	71
Teva Pharmaceutical Finance Netherlands BV
2.200% due 07/21/2021 (m)		260	254
6.000% due 01/31/2025	EUR	100	114
Topaz Solar Farms LLC 4.875% due 09/30/2039		$2,604	2,711
TransDigm, Inc. 5.500% due 11/15/2027		46	39
Transocean Pontus Ltd. 6.125% due 08/01/2025 (m)		179	147
Transocean, Inc.
7.250% due 11/01/2025		96	39
7.500% due 01/15/2026		80	31
8.000% due 02/01/2027		162	64
Trident TPI Holdings, Inc. 9.250% due 08/01/2024		25	22
Triumph Group, Inc.
5.250% due 06/01/2022		36	28
6.250% due 09/15/2024		116	92
U.S. Renal Care, Inc. 10.625% due 07/15/2027		77	77
United Group BV 4.875% due 07/01/2024	EUR	100	108
Valaris PLC
5.750% due 10/01/2044		$274	24
7.750% due 02/01/2026		24	2
Vale Overseas Ltd.
6.250% due 08/10/2026 (m)		205	226
6.875% due 11/21/2036		89	104
6.875% due 11/10/2039		60	71
ViaSat, Inc.
5.625% due 09/15/2025		119	112
5.625% due 04/15/2027		17	17
Western Midstream Operating LP
2.161% (US0003M + 0.850%) due 01/13/2023 ~		58	47
3.100% due 02/01/2025		38	35
4.050% due 02/01/2030		38	35
5.250% due 02/01/2050		38	30
Wyndham Destinations, Inc.
3.900% due 03/01/2023		102	89
4.625% due 03/01/2030		58	50
5.400% due 04/01/2024		14	12
Wynn Macau Ltd. 5.125% due 12/15/2029 (m)		200	194
YPF S.A.
23.150% (BADLARPP + 4.000%) due 09/24/2020 «~	ARS	13,470	115
26.761% (BADLARPP + 6.000%) due 03/04/2021 ~		8,870	76

Schedule of Investments PIMCO High Income Fund (Cont.)	April 30, 2020 (Unaudited)

Zayo Group Holdings, Inc.
4.000% due 03/01/2027		$442	431
6.125% due 03/01/2028		93	88
			135,207
UTILITIES 6.9%
Centrais Eletricas Brasileiras S.A.
3.625% due 02/04/2025 (m)		200	182
4.625% due 02/04/2030 (m)		200	173
CenturyLink, Inc.
4.000% due 02/15/2027		76	74
7.200% due 12/01/2025 (m)		1,122	1,097
DTEK Finance PLC 10.750% due 12/31/2024		2,675	1,257
Edison International 5.750% due 06/15/2027		97	110
Frontier Communications Corp. 8.000% due 04/01/2027		144	148
Mountain States Telephone & Telegraph Co. 7.375% due 05/01/2030 (m)		6,630	6,728
Odebrecht Drilling Norbe Ltd. 6.350% due 12/01/2021 ^		672	550
Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK) 7.350% due 12/01/2026 ^(d)		2,904	995
Odebrecht Offshore Drilling Finance Ltd. 6.720% due 12/01/2022 ^		3,832	2,917
Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK) 7.720% due 12/01/2026 ^(d)		13,732	1,699
Petrobras Global Finance BV
5.093% due 01/15/2030 (m)		1,831	1,675
6.250% due 12/14/2026	GBP	7,102	8,666
6.625% due 01/16/2034		200	239
6.850% due 06/05/2115		$39	37
Rio Oil Finance Trust
8.200% due 04/06/2028 (m)		260	239
9.250% due 07/06/2024 (m)		15,118	14,397
Southern California Edison Co.
2.850% due 08/01/2029		19	20
3.650% due 03/01/2028		7	8
3.650% due 02/01/2050		38	41
5.750% due 04/01/2035		14	19
6.000% due 01/15/2034		4	5
6.650% due 04/01/2029		20	23
Sprint Corp. 7.875% due 09/15/2023 (m)		448	506
Talen Energy Supply LLC 6.625% due 01/15/2028		40	38
Transocean Poseidon Ltd. 6.875% due 02/01/2027		156	125
Transocean Sentry Ltd. 5.375% due 05/15/2023		100	78
			42,046
Total Corporate Bonds & Notes (Cost $350,713)			300,775
CONVERTIBLE BONDS & NOTES 0.7%
INDUSTRIALS 0.7%
DISH Network Corp. 3.375% due 08/15/2026		5,100	4,147
UTILITIES 0.0%
Ensco Jersey Finance Ltd. 3.000% due 01/31/2024		12	2
Total Convertible Bonds & Notes (Cost $5,109)			4,149
MUNICIPAL BONDS & NOTES 10.0%
CALIFORNIA 0.6%
Anaheim Redevelopment Agency, California Tax Allocation Bonds, (AGM Insured), Series 2007 6.506% due 02/01/2031		1,695	2,096
Sacramento County, California Revenue Bonds, Series 2013 7.250% due 08/01/2025		1,500	1,875
			3,971
DISTRICT OF COLUMBIA 1.7%
District of Columbia Revenue Bonds, Series 2011 7.625% due 10/01/2035		9,740	10,309

Schedule of Investments PIMCO High Income Fund (Cont.)	April 30, 2020 (Unaudited)

ILLINOIS 3.5%
Chicago, Illinois General Obligation Bonds, (BABs), Series 2010
6.257% due 01/01/2040	11,000	10,930
7.517% due 01/01/2040	9,805	10,547
Illinois State General Obligation Bonds, (BABs), Series 2010
6.725% due 04/01/2035	45	48
7.350% due 07/01/2035	30	32
Illinois State General Obligation Bonds, Series 2003 5.100% due 06/01/2033	130	117
		21,674
NEW YORK 0.2%
Erie Tobacco Asset Securitization Corp., New York Revenue Bonds, Series 2005 6.000% due 06/01/2028	1,260	1,248
TEXAS 1.8%
El Paso Downtown Development Corp., Texas Revenue Bonds, Series 2013 7.250% due 08/15/2043	7,510	11,127
VIRGINIA 0.2%
Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007 6.706% due 06/01/2046	1,335	1,126
WEST VIRGINIA 2.0%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (h)	66,200	2,846
7.467% due 06/01/2047	9,490	9,099
		11,945
Total Municipal Bonds & Notes (Cost $57,031)		61,400
U.S. GOVERNMENT AGENCIES 3.9%
Fannie Mae
3.500% due 09/25/2027 (a)	253	19
9.026% due 10/25/2041 •	296	331
10.000% due 01/25/2034 •	217	283
14.051% due 05/25/2043 •	422	709
Freddie Mac
0.000% due 02/25/2046 (b)(h)	9,467	8,525
0.100% due 02/25/2046 (a)	110,471	60
4.000% due 08/15/2020 (a)	14	0
4.500% due 10/15/2037 (a)	275	6
5.000% due 06/15/2033 ~(a)	1,147	197
5.286% due 07/15/2035 •(a)	810	170
5.386% due 02/15/2042 •(a)	1,459	201
6.142% due 11/25/2055 «~	13,810	8,430
6.326% due 08/15/2036 •(a)	488	116
10.147% due 10/25/2027 •	4,306	3,763
11.372% due 05/15/2033 •	41	57
Ginnie Mae
3.500% due 06/20/2042 - 03/20/2043 (a)	2,079	241
4.500% due 07/20/2042 (a)	166	25
5.000% due 09/20/2042 (a)	291	52
5.532% due 02/20/2042 •(a)	4,901	353
Total U.S. Government Agencies (Cost $25,548)		23,538
NON-AGENCY MORTGAGE-BACKED SECURITIES 18.1%
Adjustable Rate Mortgage Trust 0.827% due 05/25/2036 •	3,504	1,736
Banc of America Alternative Loan Trust
0.847% due 06/25/2037 •	3,313	2,231
5.113% due 06/25/2046 ^•(a)	4,513	672
6.153% due 06/25/2037 ^•(a)	3,598	847
Banc of America Funding Trust
6.000% due 07/25/2037 ^	444	405
6.250% due 10/26/2036	6,888	5,437
Banc of America Mortgage Trust 3.702% due 02/25/2036 ^~	12	11
BCAP LLC Trust
4.863% due 03/26/2037 þ	1,393	1,464
6.000% due 05/26/2037 ~	6,048	4,035
79.993% due 06/26/2036 ~(a)	689	359
Bear Stearns Adjustable Rate Mortgage Trust 3.391% due 11/25/2034 ~	44	36
CD Commercial Mortgage Trust 5.398% due 12/11/2049 ~	231	226
CD Mortgage Trust 5.688% due 10/15/2048	2,270	1,314

Schedule of Investments PIMCO High Income Fund (Cont.)	April 30, 2020 (Unaudited)

Chase Mortgage Finance Trust
3.789% due 12/25/2035 ^~		14	13
4.030% due 09/25/2036 ^~		76	63
5.500% due 05/25/2036 ^		2	2
Citigroup Commercial Mortgage Trust 5.774% due 12/10/2049 ~		5,547	3,388
Citigroup Mortgage Loan Trust
4.119% due 11/25/2035 ~		14,245	9,852
4.243% due 08/25/2037 ^~		39	33
4.323% due 07/25/2037 ^~		85	73
6.500% due 09/25/2036		3,658	2,738
Commercial Mortgage Loan Trust 6.253% due 12/10/2049 ~		11,453	5,095
Countrywide Alternative Loan Trust
0.737% due 12/25/2046 •		2,764	2,313
3.846% due 02/25/2037 ^~		174	155
4.513% due 04/25/2035 •(a)		3,231	336
5.078% due 07/25/2021 ^~		55	55
6.000% due 02/25/2037 ^		5,297	3,066
6.250% due 12/25/2036 ^•		2,837	1,861
6.500% due 06/25/2036 ^		801	540
Countrywide Home Loan Mortgage Pass-Through Trust
3.719% due 09/20/2036 ^~		393	336
3.787% due 09/25/2047 ^~		30	26
4.863% due 12/25/2036 •(a)		2,711	318
Credit Suisse Commercial Mortgage Trust 5.869% due 09/15/2040 ~		2,269	1,104
Credit Suisse First Boston Mortgage Securities Corp. 6.000% due 01/25/2036 ^		1,748	1,473
Eurosail PLC
1.856% due 06/13/2045 •	GBP	3,347	2,383
4.506% due 06/13/2045 •		988	826
HarborView Mortgage Loan Trust
4.063% due 08/19/2036 ^~		$278	244
4.305% due 08/19/2036 ^~		13	12
IM Pastor Fondo de Titluzacion Hipotecaria 0.000% due 03/22/2043 •	EUR	4,908	4,652
JPMorgan Alternative Loan Trust 3.665% due 03/25/2037 ^~		$4,332	3,889
JPMorgan Chase Commercial Mortgage Securities Trust
5.411% due 05/15/2047		2,863	3,319
5.623% due 05/12/2045		161	144
JPMorgan Mortgage Trust
3.598% due 07/27/2037 ~		3,737	2,394
6.133% due 01/25/2037 ^•(a)		16,723	5,696
LB-UBS Commercial Mortgage Trust
5.407% due 11/15/2038 ^		1,100	621
5.562% due 02/15/2040 ^~		463	260
Lehman XS Trust 0.707% due 06/25/2047 •		2,416	1,954
Motel Trust 7.741% due 08/15/2024 •		7,699	6,118
Nomura Asset Acceptance Corp. Alternative Loan Trust 3.946% due 04/25/2036 ^~		4,696	3,827
Nomura Resecuritization Trust 4.930% due 07/26/2035 ~		4,398	4,111
Residential Asset Securitization Trust
0.887% due 01/25/2046 ^•		201	57
6.250% due 10/25/2036 ^		440	427
6.250% due 09/25/2037 ^		4,750	2,764
6.500% due 08/25/2036 ^		817	373
Structured Adjustable Rate Mortgage Loan Trust
3.854% due 01/25/2036 ^~		145	98
3.906% due 04/25/2047 ~		440	280
Structured Asset Mortgage Investments Trust 0.677% due 07/25/2046 ^•		8,888	6,247
WaMu Mortgage Pass-Through Certificates Trust 3.389% due 05/25/2037 ^~		98	79
Washington Mutual Mortgage Pass-Through Certificates Trust
6.193% due 04/25/2037 •(a)		9,756	3,303
6.500% due 03/25/2036 ^		6,203	5,031
Total Non-Agency Mortgage-Backed Securities (Cost $110,996)			110,722
ASSET-BACKED SECURITIES 12.6%
ACE Securities Corp. Home Equity Loan Trust 0.627% due 07/25/2036 •		2,348	1,929
Apidos CLO 0.000% due 07/22/2026 ~		3,000	3
Avoca CLO DAC 0.000% due 10/15/2030 ~	EUR	2,150	836
Belle Haven ABS CDO Ltd. 2.150% due 07/05/2046 •		$185,947	232
Carlyle Global Market Strategies CLO Ltd. 0.000% due 10/15/2031 ~		4,200	2,490

Schedule of Investments PIMCO High Income Fund (Cont.)	April 30, 2020 (Unaudited)

Carlyle Global Market Strategies Euro CLO DAC
0.000% due 04/15/2027 ~	EUR	800	395
0.000% due 01/25/2032 ~		2,200	1,009
CIFC Funding Ltd.
0.000% due 04/24/2030 ~		$4,000	1,181
0.000% due 10/22/2031 ~		3,000	1,066
Cork Street CLO Designated Activity Co. 0.000% due 11/27/2028 ~	EUR	2,667	1,181
Countrywide Asset-Backed Certificates Trust 0.757% due 09/25/2046 •		$12,777	8,405
CVC Cordatus Loan Fund DAC 0.000% due 04/15/2032 ~	EUR	2,500	869
Duke Funding Ltd. 2.534% due 08/07/2033 •		$15,728	4,763
Glacier Funding CDO Ltd. 2.021% due 08/04/2035 •		6,864	1,560
Grosvenor Place CLO BV 0.000% due 04/30/2029 ~	EUR	1,000	293
Halcyon Loan Advisors European Funding BV 0.000% due 04/15/2030 ~		1,100	85
Jay Park CLO Ltd. 0.000% due 10/20/2027 ~		$7,503	2,658
Long Beach Mortgage Loan Trust 0.677% due 02/25/2036 •		1,258	1,035
Man GLG Euro CLO DAC 0.000% due 10/15/2030 ~	EUR	4,150	1,173
Marlette Funding Trust
0.000% due 12/15/2028 «(h)		$24	3,553
0.000% due 04/16/2029 «(h)		7	1,443
0.000% due 07/16/2029 «(h)		10	2,040
Merrill Lynch Mortgage Investors Trust 1.267% due 04/25/2037 •		785	424
Morgan Stanley Mortgage Loan Trust
2.342% due 11/25/2036 ^•		772	333
5.965% due 09/25/2046 ^þ		7,009	3,486
People's Financial Realty Mortgage Securities Trust 0.647% due 09/25/2036 •		21,169	5,635
Renaissance Home Equity Loan Trust
6.998% due 09/25/2037 ^þ		7,369	3,930
7.238% due 09/25/2037 ^þ		6,376	3,399
Sherwood Funding CDO Ltd. 1.342% due 11/06/2039 •		34,485	9,915
SMB Private Education Loan Trust 0.000% due 10/15/2048 «(h)		5	2,615
SoFi Consumer Loan Program LLC
0.000% due 05/26/2026 «(h)		62	1,726
0.000% due 11/25/2026 «(h)		94	3,266
South Coast Funding Ltd. 2.501% due 08/10/2038 •		25,841	3,994
Specialty Underwriting & Residential Finance Trust 1.462% due 06/25/2036 •		409	242
Washington Mutual Asset-Backed Certificates Trust 0.637% due 05/25/2036 •		220	180
Total Asset-Backed Securities (Cost $132,585)			77,344
SOVEREIGN ISSUES 2.8%
Argentina Government International Bond
2.500% due 07/22/2021	ARS	22,175	176
3.375% due 01/15/2023	EUR	200	55
3.380% due 12/31/2038 þ		4,410	1,277
5.250% due 01/15/2028		200	51
6.250% due 11/09/2047		100	25
7.820% due 12/31/2033		1,119	390
15.500% due 10/17/2026	ARS	38,100	177
22.179% (BADLARPP + 2.000%) due 04/03/2022 ~		132,862	857
30.016% (BADLARPP) due 10/04/2022 ~		74	1
38.037% (ARLLMONP) due 06/21/2020 ~		557,242	4,723
Autonomous City of Buenos Aires Argentina
22.292% (BADLARPP + 5.000%) due 01/23/2022 ~		67,700	516
23.611% due 03/29/2024 ~		123,127	750
Autonomous Community of Catalonia 4.900% due 09/15/2021 (m)	EUR	2,350	2,724
Ghana Government International Bond
6.375% due 02/11/2027		$800	620
7.875% due 02/11/2035		800	605
8.750% due 03/11/2061		400	303
Paraguay Government International Bond 4.950% due 04/28/2031		300	311
Provincia de Buenos Aires
22.968% due 04/12/2025 ~	ARS	270,895	1,358
29.467% due 05/31/2022 •		2,990	17
Republic of Greece Government International Bond
3.650% due 02/24/2023 þ	EUR	25	29
3.650% due 02/24/2024 þ		25	30
3.650% due 02/24/2025 þ		25	30

Schedule of Investments PIMCO High Income Fund (Cont.)	April 30, 2020 (Unaudited)

3.650% due 02/24/2026 þ		25	30
3.650% due 02/24/2027 þ		25	31
3.650% due 02/24/2028 þ		25	31
3.650% due 02/24/2029 þ		25	31
3.650% due 02/24/2030 þ		25	31
3.650% due 02/24/2031 þ		25	31
3.650% due 02/24/2032 þ		25	32
3.650% due 02/24/2033 þ		25	32
3.650% due 02/24/2034 þ		25	33
3.650% due 02/24/2035 þ		25	33
3.650% due 02/24/2036 þ		25	33
3.650% due 02/24/2037 þ		25	33
3.650% due 02/24/2038 þ		25	33
3.650% due 02/24/2039 þ		25	34
3.650% due 02/24/2040 þ		25	34
3.650% due 02/24/2041 þ		25	34
3.650% due 02/24/2042 þ		25	34
Turkiye Ihracat Kredi Bankasi A/S 8.250% due 01/24/2024 (m)		$200	205
Ukraine Government International Bond 4.375% due 01/27/2030	EUR	1,471	1,251
Venezuela Government International Bond
6.000% due 12/09/2020 ^(e)		$365	31
8.250% due 10/13/2024 ^(e)		34	3
9.250% due 09/15/2027 ^(e)		452	38
Total Sovereign Issues (Cost $39,280)			17,103
		SHARES
COMMON STOCKS 1.2%
COMMUNICATION SERVICES 0.2%
Clear Channel Outdoor Holdings, Inc. (f)		754,306	728
iHeartMedia, Inc. «(f)		566	3
iHeartMedia, Inc. 'A' (f)		42,128	296
			1,027
CONSUMER DISCRETIONARY 0.9%
Caesars Entertainment Corp. (f)		584,952	5,651
ENERGY 0.0%
Forbes Energy Services Ltd. (f)(k)		66,131	6
INDUSTRIALS 0.1%
Westmoreland Mining Holdings LLC «(f)(k)		88,291	750
Total Common Stocks (Cost $15,466)			7,434
WARRANTS 0.4%
COMMUNICATION SERVICES 0.3%
iHeartMedia, Inc. - Exp. 05/01/2039		274,379	1,926
INDUSTRIALS 0.1%
Sequa Corp. - Exp. 04/28/2024 «		1,795,000	683
Total Warrants (Cost $5,892)			2,609
PREFERRED SECURITIES 9.0%
BANKING & FINANCE 4.3%
AGFC Capital Trust 2.969% (US0003M + 1.750%) due 01/15/2067 ~		27,410,000	9,313
Brighthouse Holdings LLC 6.500% due 07/27/2037 þ(i)		70,000	70
Nationwide Building Society 10.250% ~		71,345	13,209
OCP CLO Ltd. 0.000% due 04/26/2028 (h)		8,700	3,646
			26,238
INDUSTRIALS 4.7%
General Electric Co. 5.000% due 01/21/2021 •(i)		373,000	308

Schedule of Investments PIMCO High Income Fund (Cont.)	April 30, 2020 (Unaudited)

Sequa Corp. (12.000% PIK) 12.000% «(d)		44,361	28,775
			29,083
Total Preferred Securities (Cost $65,842)			55,321
REAL ESTATE INVESTMENT TRUSTS 2.1%
REAL ESTATE 2.1%
VICI Properties, Inc.		734,782	12,800
Total Real Estate Investment Trusts (Cost $9,525)			12,800
SHORT-TERM INSTRUMENTS 11.2%
REPURCHASE AGREEMENTS (l) 8.3%			50,860
		PRINCIPAL AMOUNT (000s)
ARGENTINA TREASURY BILLS 0.4%
25.428% due 08/28/2020 ~	ARS	110,379	898
31.898% due 06/22/2020 ~		67,440	599
49.452% due 05/13/2020 - 10/29/2020 (g)(h)		100,160	972
			2,469
U.S. TREASURY BILLS 2.5%
0.149% due 05/12/2020 - 06/23/2020 (c)(g)(h)(o)(q)		$15,414	15,413
Total Short-Term Instruments (Cost $70,143)			68,742
Total Investments in Securities (Cost $994,977)			817,432
Total Investments 133.3% (Cost $994,977)			$817,432
Financial Derivative Instruments (n)(p) 1.2%(Cost or Premiums, net $111,145)			7,139
Auction Rate Preferred Shares (9.5)%			(58,050)
Other Assets and Liabilities, net (25.0)%			(153,123)
Net Assets Applicable to Common Shareholders 100.0%			$613,398

Schedule of Investments PIMCO High Income Fund (Cont.)	April 30, 2020 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS:

* A zero balance may reflect actual amounts rounding to less than one thousand.

¤

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security's country of incorporation may be different from its country of economic exposure.

^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only ("IO") or IO Strip.
(b)	Principal only security.
(c)	When-issued security.
(d)	Payment in-kind security.
(e)	Security is not accruing income as of the date of this report.
(f)	Security did not produce income within the last twelve months.
(g)	Coupon represents a weighted average yield to maturity.
(h)	Zero coupon security.
(i)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(j)	Contingent convertible security.
(k)	RESTRICTED SECURITIES:
Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets Applicable to Common Shareholders
Forbes Energy Services Ltd.	10/09/2014 – 10/17/2016	$2,028	$6	0.00%
Westmoreland Mining Holdings LLC	07/11/2016 – 10/19/2016	2,160	750	0.12
$4,188	$756	0.12%
BORROWINGS AND OTHER FINANCING TRANSACTIONS
(l)	REPURCHASE AGREEMENTS:
Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	0.080%	04/30/2020	05/01/2020	$25,800	U.S. Treasury Inflation Protected Securities 0.125% due 04/15/2021	$(13,455)	$25,800	$25,800
U.S. Treasury Notes 3.125% due 11/15/2028	(12,859)
FICC	0.000	04/30/2020	05/01/2020	11,860	U.S. Treasury Inflation Protected Securities 0.125% due 04/15/2021	(12,100)	11,860	11,860
RDR	0.070	04/30/2020	05/01/2020	13,200	U.S. Treasury Notes 2.125% due 05/31/2026	(13,454)	13,200	13,200
Total Repurchase Agreements	$(51,868)	$50,860	$50,860
REVERSE REPURCHASE AGREEMENTS:
Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BPS	2.400%	04/06/2020	05/11/2020	$(447)	$(448)
CDC	1.900	04/01/2020	05/01/2020	(1,804)	(1,807)
1.900	04/09/2020	05/12/2020	(6,012)	(6,019)
1.900	05/01/2020	06/02/2020	(2,139)	(2,139)
2.150	04/23/2020	06/24/2020	(3,953)	(3,955)

Schedule of Investments PIMCO High Income Fund (Cont.)	April 30, 2020 (Unaudited)

CIB	2.450	04/09/2020	05/08/2020	(8,461)	(8,474)
2.450	04/13/2020	05/13/2020	(9,473)	(9,485)
CIW	1.750	04/16/2020	05/15/2020	(1,538)	(1,539)
CSG	2.250	03/20/2020	TBD(3)	(5,180)	(5,194)
2.500	04/07/2020	TBD(3)	(2,826)	(2,831)
FOB	1.250	04/22/2020	TBD(3)	(576)	(576)
1.750	03/24/2020	TBD(3)	(3,148)	(3,154)
2.750	04/07/2020	05/07/2020	(991)	(993)
JML	(0.300)	02/06/2020	05/06/2020	EUR	(279)	(306)
(0.250)	02/06/2020	05/06/2020	(2,182)	(2,393)
(0.250)	03/27/2020	TBD(3)	(1,869)	(2,047)
0.100	04/16/2020	07/14/2020	(437)	(479)
0.100	04/17/2020	07/17/2020	(235)	(258)
0.150	05/06/2020	08/06/2020	(2,140)	(2,345)
0.750	04/17/2020	07/17/2020	GBP	(433)	(546)
0.750	04/28/2020	07/24/2020	(3,617)	(4,555)
0.900	02/04/2020	05/12/2020	(12,859)	(16,230)
MEI	0.900	03/05/2020	TBD(3)	$(992)	(993)
NOM	2.300	04/07/2020	05/08/2020	(4,764)	(4,771)
2.400	04/07/2020	05/08/2020	(4,184)	(4,191)
2.500	04/07/2020	TBD(3)	(1,668)	(1,671)
RTA	2.159	02/07/2020	05/07/2020	(1,495)	(1,502)
2.400	04/15/2020	06/01/2020	(5,190)	(5,195)
2.426	04/16/2020	07/16/2020	(82)	(82)
2.614	04/07/2020	05/07/2020	(3,029)	(3,034)
2.614	04/08/2020	05/08/2020	(3,644)	(3,650)
TDM	0.850	04/28/2020	TBD(3)	(3,704)	(3,704)
UBS	1.050	03/03/2020	06/03/2020	GBP	(16,512)	(20,831)
1.650	05/01/2020	06/01/2020	$(7,511)	(7,511)
1.750	05/01/2020	06/01/2020	(6,447)	(6,447)
2.000	04/16/2020	05/18/2020	(13,375)	(13,386)
2.000	04/21/2020	05/15/2020	(4,845)	(4,848)
2.100	04/03/2020	05/01/2020	(9,832)	(9,848)
2.100	04/07/2020	05/07/2020	(1,117)	(1,119)
2.100	04/08/2020	05/08/2020	(1,882)	(1,884)
2.100	04/09/2020	05/08/2020	(3,424)	(3,429)
2.100	04/28/2020	05/08/2020	(2,040)	(2,040)
2.250	04/03/2020	05/01/2020	(1,181)	(1,183)
2.250	04/08/2020	05/08/2020	(1,080)	(1,082)
2.250	04/09/2020	05/08/2020	(3,183)	(3,188)
Total Reverse Repurchase Agreements	$(181,362)
(m)	Securities with an aggregate market value of $197,771 and cash of $4,310 have been pledged as collateral under the terms of master agreements as of April 30, 2020.
(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended April 30, 2020 was $(231,272) at a weighted average interest rate of 2.016%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(n)	FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED
SWAP AGREEMENTS:
CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)
Variation Margin
Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at April 30, 2020(2)	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Asset	Liability
Bombardier, Inc.	5.000%	Quarterly	12/20/2024	17.815%	$2,000	$(8)	$(592)	$(600)	$0	$(11)
INTEREST RATE SWAPS
Variation Margin
Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Asset	Liability
Receive	3-Month USD-LIBOR	3.000%	Semi-Annual	06/19/2024	$69,300	$(1,212)	$(6,969)	$(8,181)	$0	$(27)
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2029	79,200	1,687	16,107	17,794	0	(48)
Pay	3-Month USD-LIBOR	3.500	Semi-Annual	06/19/2044	617,800	110,476	270,923	381,399	0	(4,643)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2050	56,000	(403)	(17,614)	(18,017)	564	0
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	01/16/2050	303,740	721	(66,891)	(66,170)	2,951	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	01/22/2050	55,100	(127)	(13,790)	(13,917)	545	0
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	02/03/2050	160,500	(572)	(33,868)	(34,440)	1,521	0
Receive	3-Month USD-LIBOR	1.875	Semi-Annual	02/07/2050	57,680	(224)	(16,159)	(16,383)	550	0
Receive	6-Month EUR-EURIBOR	0.000	Annual	08/19/2021	EUR	1,327,800	1,884	(1,884)	0	438	(438)
Receive	6-Month EUR-EURIBOR	0.270	Annual	09/11/2024	25,600	4	(848)	(844)	0	(84)

Schedule of Investments PIMCO High Income Fund (Cont.)	April 30, 2020 (Unaudited)

Pay	6-Month EUR-EURIBOR	0.650	Annual	02/26/2029	568,300	(8,661)	31,439	22,778	3,485	(1,276)
Receive(5)	6-Month EUR-EURIBOR	0.150	Annual	06/17/2030	24,100	(1,059)	250	(809)	0	(242)
Receive	6-Month EUR-EURIBOR	1.250	Annual	08/19/2049	114,900	7,043	(40,282)	(33,239)	677	(3,253)
Pay(5)	6-Month EUR-EURIBOR	0.500	Annual	06/17/2050	7,700	1,317	150	1,467	250	0
Receive	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2030	GBP	55,200	185	(1,999)	(1,814)	0	(325)
Receive	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2050	1,700	26	(224)	(198)	0	(18)
$111,085	$118,341	$229,426	$10,981	$(10,354)
Total Swap Agreements	$111,077	$117,749	$228,826	$10,981	$(10,365)
(o)	Securities with an aggregate market value of $2,630 and cash of $29,740 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of April 30, 2020.
(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date.
(p)	FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER
FORWARD FOREIGN CURRENCY CONTRACTS:
Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered	Currency to be Received	Asset	Liability
BPS	05/2020	GBP	1,396	$1,744	$0	$(14)
05/2020	$881	EUR	809	6	0
06/2020	4,039	INR	292,288	0	(164)
BRC	05/2020	GBP	32,213	$39,411	0	(1,161)
06/2020	IDR	27,897,218	1,904	39	0
06/2020	$4,092	MXN	80,476	0	(775)
CBK	05/2020	EUR	5,383	$5,825	0	(74)
05/2020	GBP	1,868	2,336	0	(17)
05/2020	$39,010	GBP	31,350	474	0
06/2020	GBP	30,832	$38,375	0	(461)
06/2020	INR	290,760	3,844	0	(11)
09/2020	PEN	4,729	1,382	0	(12)
DUB	05/2020	BRL	689	134	7	0
05/2020	$127	BRL	689	0	0
FBF	06/2020	2,024	IDR	28,039,000	0	(149)
GLM	05/2020	MXN	78,519	$3,144	0	(115)
05/2020	$5,075	GBP	4,127	123	0
05/2020	3,172	MXN	78,857	100	0
06/2020	MXN	78,857	$3,149	0	(100)
HUS	05/2020	BRL	689	127	0	0
05/2020	$122	BRL	689	5	0
05/2020	4,002	MXN	78,519	0	(744)
06/2020	BRL	689	$122	0	(5)
JPM	05/2020	MXN	78,857	3,267	0	(5)
SCX	05/2020	EUR	18,213	20,009	51	0
06/2020	22,787	24,972	0	(12)
Total Forward Foreign Currency Contracts	$805	$(3,819)
SWAP AGREEMENTS:
Swap Agreements, at Value
Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
DUB	Pay	3-Month USD-LIBOR	3.850%	Semi-Annual	07/13/2022	$600,000	$68	$9,469	$9,537	$0
Total Swap Agreements	$68	$9,469	$9,537	$0
(q)

Securities with an aggregate market value of $2,405 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of April 30, 2020.

FAIR VALUE MEASUREMENTS

Schedule of Investments PIMCO High Income Fund (Cont.)	April 30, 2020 (Unaudited)

The following is a summary of the fair valuations according to the inputs used as of April 30, 2020 in valuing the Fund's assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 04/30/2020
Investments in Securities, at Value
Loan Participations and Assignments	$0	$52,688	$22,807	$75,495
Corporate Bonds & Notes
Banking & Finance	0	123,522	0	123,522
Industrials	4,478	130,614	115	135,207
Utilities	0	42,046	0	42,046
Convertible Bonds & Notes
Industrials	0	4,147	0	4,147
Utilities	0	2	0	2
Municipal Bonds & Notes
California	0	3,971	0	3,971
District of Columbia	0	10,309	0	10,309
Illinois	0	21,674	0	21,674
New York	0	1,248	0	1,248
Texas	0	11,127	0	11,127
Virginia	0	1,126	0	1,126
West Virginia	0	11,945	0	11,945
U.S. Government Agencies	0	15,108	8,430	23,538
Non-Agency Mortgage-Backed Securities	0	110,722	0	110,722
Asset-Backed Securities	0	62,701	14,643	77,344
Sovereign Issues	0	17,103	0	17,103
Common Stocks
Communication Services	1,024	0	3	1,027
Consumer Discretionary	5,651	0	0	5,651
Energy	0	6	0	6
Industrials	0	0	750	750
Warrants
Communication Services	0	1,926	0	1,926
Industrials	0	0	683	683
Preferred Securities
Banking & Finance	0	26,238	0	26,238
Industrials	0	308	28,775	29,083
Real Estate Investment Trusts
Real Estate	12,800	0	0	12,800
Loan Participations and Assignments	0	0	0	0
Short-Term Instruments
Repurchase Agreements	0	50,860	0	50,860
Argentina Treasury Bills	0	2,469	0	2,469
U.S. Treasury Bills	0	15,413	0	15,413
Total Investments	$23,953	$717,273	$76,206	$817,432
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	10,981	0	10,981
Over the counter	0	10,342	0	10,342
$0	$21,323	$0	$21,323
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(10,365)	0	(10,365)
Over the counter	0	(3,819)	0	(3,819)
$0	$(14,184)	$0	$(14,184)
Total Financial Derivative Instruments	$0	$7,139	$0	$7,139
Totals	$23,953	$724,412	$76,206	$824,571

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended April 30, 2020:
Category and Subcategory	Beginning Balance at 07/31/2019	Net Purchases	Net Sales/Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 04/30/2020	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 04/30/2020 (1)
Investments in Securities, at Value
Loan Participations and Assignments	$6,722	$21,185	$(772)	$(194)	$(5)	$(7,312)	$3,183	$0	$22,807	$(7,312)
Corporate Bonds & Notes
Industrials	0	222	0	4	0	(111)	0	0	115	(111)
U.S. Government Agencies	8,399	0	(119)	321	41	(212)	0	0	8,430	(218)
Asset-Backed Securities	25,891	0	0	39	0	(11,284)	0	(3)	14,643	(11,249)
Common Stocks
Communication Services	0	0	0	0	0	0	3	0	3	0
Industrials	1,280	0	0	0	0	(530)	0	0	750	(530)
Warrants
Industrials	3,328	0	0	0	0	(2,645)	0	0	683	(2,645)
Preferred Securities
Industrials	48,647	3,388	0	0	0	(23,260)	0	0	28,775	(23,260)
Totals	$94,267	$24,795	$(891)	$170	$36	$(45,354)	$3,186	$(3)	$76,206	$(45,325)
The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:
(% Unless Noted Otherwise)

Category and Subcategory	Ending Balance at 04/30/2020	Valuation Technique	Unobservable Inputs	Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$3,735	Reference Instrument	Liquidity Discount	$0.750	—
19,072	Third Party Vendor	Broker Quote	63.000 - 100.250	75.193
Corporate Bonds & Notes
Industrials	115	Other Valuation Techniques(2)	—	—	—
U.S. Government Agencies	8,430	Proxy Pricing	Base Price	61.040	—
Asset-Backed Securities	3,553	Other Valuation Techniques(2)	—	—	—
11,090	Proxy Pricing	Base Price	2,768.000 - 58,000.000	21,805.617
Common Stocks
Communication Services	3	Other Valuation Techniques(2)	—	—	—
Industrials	750	Other Valuation Techniques(2)	—	—	—
Warrants
Industrials	683	Other Valuation Techniques(2)	—	—	—
Preferred Securities
Industrials	28,775	Fundamental Valuation	Company Equity Value	$475,300,000.000	—
Total	$76,206
(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at April 30, 2020 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

Notes to Financial Statements

1. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The net asset value (“NAV”) of the Fund's shares is determined by dividing the total value of portfolio investments and other assets attributable to the Fund less any liabilities by the total number of shares outstanding of the Fund.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Fund reserves the right to change the time as of which its NAV is calculated if the Fund closes earlier, or as permitted by the U.S. Securities and Exchange Commission.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund's approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Fund's investments in open-end management investment companies, other than exchange-traded funds ("ETFs"), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) relating to the foreign (non-U.S.) security being fair valued between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Fund is not open for business, which may result in the Fund's portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund's next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Manager, the responsibility for monitoring significant events that may materially affect the values of the Fund's securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Fund's policy is intended to result in a calculation of the Fund's NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy,

Notes to Financial Statements (Cont.)

separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

• Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

• Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

• Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Services (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund's assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services' internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Notes to Financial Statements (Cont.)

Level 3 trading assets and trading liabilities, at fair value When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indices, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithms based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Fundamental analysis valuation estimates fair value by using an internal model that utilizes financial statements of the non-public underlying company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

2. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Fund's tax positions for all open tax years. As of April 30, 2020, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund's tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Glossary: (abbreviations that may be used in the preceding statements)					(Unaudited)

Counterparty Abbreviations:
BPS	BNP Paribas S.A.	FBF	Credit Suisse International	MEI	Merrill Lynch International
BRC	Barclays Bank PLC	FICC	Fixed Income Clearing Corporation	NOM	Nomura Securities International Inc.
CBK	Citibank N.A.	FOB	Credit Suisse Securities (USA) LLC	RDR	RBC Capital Markets LLC
CDC	Natixis Securities Americas LLC	GLM	Goldman Sachs Bank USA	RTA	RBC (Barbados) Trading Bank Corp.
CIB	Canadian Imperial Bank of Commerce	HUS	HSBC Bank USA N.A.	SCX	Standard Chartered Bank, London
CIW	CIBC World Markets Corp.	JML	JP Morgan Securities Plc	TDM	TD Securities (USA) LLC
CSG	Credit Suisse AG Cayman	JPM	JP Morgan Chase Bank N.A.	UBS	UBS Securities LLC
DUB	Deutsche Bank AG

Currency Abbreviations:
ARS	Argentine Peso	GBP	British Pound	MXN	Mexican Peso
BRL	Brazilian Real	IDR	Indonesian Rupiah	PEN	Peruvian New Sol
EUR	Euro	INR	Indian Rupee	USD (or $)	United States Dollar

Index/Spread Abbreviations:
ARLLMONP	Argentina Blended Policy Rate	LIBOR03M	3 Month USD-LIBOR	US0003M	3 Month USD Swap Rate
BADLARPP	Argentina Badlar Floating Rate Notes	PRIME	Daily US Prime Rate

Municipal Bond or Agency Abbreviations:
AGM	Assured Guaranty Municipal

Other Abbreviations:
ABS	Asset-Backed Security	DAC	Designated Activity Company	TBA	To-Be-Announced
BABs	Build America Bonds	EURIBOR	Euro Interbank Offered Rate	TBD	To-Be-Determined
CDO	Collateralized Debt Obligation	LIBOR	London Interbank Offered Rate	TBD%	Interest rate to be determined when loan settles or at the time of funding
CLO	Collateralized Loan Obligation	PIK	Payment-in-Kind